REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of this 12th day of December, 2005, by and between ARADYME CORPORATION, a Delaware corporation (the "Company"), and EAGLE ROCK CAPITAL, LLC, a Utah limited liability company (the "Investor"), who are the parties to the Stock Purchase Agreement by and between the Company and the Investor (the "Purchase Agreement").

         The parties hereby agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

         "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

         "Closing Date" as defined in the Purchase Agreement.

         "Common Stock" shall mean the Company's common stock, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Investor" shall mean the Investor identified in the Purchase Agreement and any Affiliate or permitted transferee of the Investor that is a subsequent holder of any Warrants or Registrable Securities acquired pursuant to the Purchase Agreement.

         "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

         "Register," "registered," and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

         "Registrable Securities" shall mean the shares of Common Stock issued pursuant to the Purchase Agreement, and the shares of Common Stock issuable upon the exercise of the Warrants, if any, and any other securities issued or issuable with respect to or in exchange for Registrable Securities, and any other shares of the Company's Common Stock held by the Investor, its Affiliates, or other Persons identified by Investor within 10 days of the Closing Date, or issuable upon the exercise of options or warrants held by the Investor or its

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Affiliates, all as of the Closing Date; provided, that a security shall cease to be a Registrable Security upon (a) sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (b) such security becoming eligible for sale by the Investor pursuant to Rule 144(k).

         "Registration Statement" shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Warrants" means the warrants to purchase shares of Common Stock issued to the Investor pursuant to the Purchase Agreement, the form of which is attached to the Purchase Agreement as Exhibit A.

         "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

         2. Registration.

                  (a) Registration Statements. On or before February 10, 2006, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Investor's consent), covering the resale of the Registrable Securities in an amount at least equal to the number of shares of Common Stock necessary to permit the exercise in full of the Warrants. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends, or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to February 10, 2006, the Company will make pro rata payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by the Investor under the Purchase Agreement prior to that date for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall be in partial compensation to the Investor and shall not constitute the Investor's exclusive remedy for such events. Such payments shall be made to the Investor in cash.

                  (b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, fees and expenses of one counsel to the Investor and the Investor's reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers, or similar securities industry professionals with respect to the Registrable Securities being sold.

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                  (c) Effectiveness.

                           (i) The Company shall use commercially reasonable
                  efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Investor by facsimile or e-mail as promptly as practicable, and in any event, within 24 hours, after any Registration Statement is declared effective and shall simultaneously provide the Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (1) a Registration Statement covering the Registrable Securities is not declared effective by the SEC within 90 days after the Registration Statement is filed with SEC, or (2) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including by reason of a stop order or the Company's failure to update the Registration Statement), but excluding the inability of the Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subsection (ii) below, then the Company will make pro rata payments to the Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by the Investor under the Purchase Agreement prior to that date for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the "Blackout Period"). Such payments shall be in partial compensation to the Investor, and shall not constitute the Investor's exclusive remedy for such events. The amounts payable as liquidated damages pursuant to this subsection shall be paid monthly within three Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to the Investor in cash.

                           (ii) For not more than 20 consecutive days or for a
                  total of not more than 45 days in any 12-month period, the Company may delay the disclosure of material, nonpublic information concerning the Company by suspending the use of any Prospectus included in any registration contemplated by this section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (1) notify the Investor in writing of the existence of (but in no event, without the prior written consent of the Investor, shall the Company disclose to the Investor any of the facts or circumstances regarding) material, nonpublic information giving rise to an Allowed Delay, and (2) advise the Investor in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

                  (d) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Investor.

         3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

                  (a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k);

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

                  (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

                  (c) provide copies to and permit counsel designated by the Investor to review each Registration Statement and all amendments and supplements thereto no fewer than seven days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

                  (d) furnish to the Investor and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two Business Days after the filing date, receipt date, or sending date, as the case may
         be) one copy of any Registration Statement and any amendment thereto; each preliminary prospectus and Prospectus and each amendment or supplement thereto; each letter written by or on behalf of the Company to the SEC or the staff of the SEC; and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of the above that contain information for which the Company has sought confidential treatment); and (ii) such number of copies of a Prospectus, including a preliminary prospectus and all amendments and supplements thereto, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor that are covered by the related Registration Statement;

                  (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement in usual and customary form, including customary indemnification and contribution obligations, with the underwriter of such offering;

                  (f) if required by the underwriter, or if the Investor is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement (except with respect to clause (i) below) and on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (including the Investor if deemed to be an underwriter), (i) (1) in the case of an underwritten offering, an opinion, dated as of the Closing Date of the sale of Registrable Securities to the underwriters, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope, and substance as is customarily given in an underwritten public offering, addressed to the Investor and the underwriters participating in such underwritten offering, or (2) in the case of an "at-the-market" offering, an opinion, dated as of or promptly after the effective date of the Registration Statement to the Investor, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope, and substance as is customarily given in a public offering, addressed to the Investor; and (ii) a letter, dated as of the effective date of such Registration Statement and confirmed as of the applicable dates described above, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (including the Investor if deemed to be an underwriter);

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

                  (g) use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness, and if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

                  (h) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the state securities laws of such jurisdictions requested by the Investor and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h); (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(h); or (iii) file a general consent to service of process in any such jurisdiction;

                  (i) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed or quoted on each securities exchange, interdealer quotation system, or other market on which similar securities issued by the Company are then listed;

                  (j) immediately notify the Investor, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (k) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(k) ("Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, Availability Date means the 90th day after the end of such fourth fiscal quarter); and

                  (l) with a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until

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

         the earlier of six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and
         (iii) furnish to the Investor upon request, as long as the Investor owns any Registrable Securities, (1) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (2) a copy of the Company's most recent annual report on Form 10-KSB or quarterly report on Form 10-QSB, and (3) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

         4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Investor, advisors to and representatives of the Investor (that may or may not be affiliated with the Investor and that are reasonably acceptable to the Company), any underwriter participating in any disposition of shares of Common Stock on behalf of the Investor pursuant to a Registration Statement or amendments or supplements thereto or any state securities, National Association of Securities Dealers, Inc., or other filing, all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors, and employees, within a reasonable time period, to supply all such information reasonably requested by the Investor or any such representative, advisor, or underwriter in connection with such Registration Statement (including in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors, and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement. The Company shall not disclose material, nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies such information as being material, nonpublic information and provides the Investor and such advisors and representatives with the opportunity to accept or refuse to accept such material, nonpublic information for review and the Investor enters into an appropriate confidentiality agreement with the Company with respect thereto.

         5. Obligations of the Investor.

                  (a) The Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor if the Investor elects to have any of the Registrable Securities included in the Registration Statement. The Investor shall provide such information to the Company at least two Business Days prior to the first anticipated filing date of such Registration Statement if the Investor elects to have any of the Registrable Securities included in the Registration Statement.

                  (b) The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

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                  (c) In the event the Company, at the request of the Investor, determines to engage the services of an underwriter, the Investor agrees to enter into and perform its obligations under an underwriting agreement in usual and customary form, including customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                  (d) The Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Subsection 2(c)(ii), or (ii) the happening of an event pursuant to Subsection 3(j) hereof, the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

                  (e) The Investor may not participate in any third-party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company;
         (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, Investor shall not be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Investor shall be limited to the proceeds received by the Investor from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Subsection 6(b) hereof.

         6. Indemnification.

                  (a) Indemnification by the Company. The Company will indemnify and hold harmless the Investor and its officers, directors, members, employees, agents, successors, assigns, and each other Person, if any, that controls the Investor within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary or final Prospectus contained therein, or any amendment or supplement thereof; (ii) any state securities application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company), and will reimburse the Investor, and each such officer, director, or member and controlling Person for any legal or other expenses reasonably

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         incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any such controlling Person in writing specifically for use in such Registration Statement or Prospectus.

                  (b) Indemnification by the Investor. In connection with any registration pursuant to the terms of this Agreement, the Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, and each Person that controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus, or preliminary prospectus or amendment or supplement thereto, or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by the Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by the Investor in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by the Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or
         (iii) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

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                  (d) Contribution. If for any reason the indemnification
         provided for in the preceding subsections (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

         7. Miscellaneous.

                  (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Investor. The Company may take any action herein prohibited or omit to perform any act herein required to be performed by it only if the Company shall have obtained the written consent to such amendment, action, or omission to act of the Investor.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.04 of the Purchase Agreement.

                  (c) Assignments and Transfers by the Investor. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its respective successors and assigns. The Investor may transfer or assign, in whole or from time to time in part, to one or more Persons its rights hereunder in connection with the transfer of the Common Stock issued pursuant to the Purchase Agreement or upon the exercise of Warrants by the Investor to such Person, provided that the Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

                  (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Investor, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation or a sale, transfer, or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Investor, after notice duly given by the Company to the Investor.

                  (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (f) Counterparts; Faxes. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of

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

         which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                  (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.

                  (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under and in accordance with the laws of the state of Utah without giving effect to any choice or conflict of law provision or rule (whether the state of Utah or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Utah. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action, or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action, or proceeding brought in such courts and irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

                                     ARADYME CORPORATION


                                     By:  /s/ James R. Spencer
                                       -----------------------------------------
                                       James R. Spencer, Chief Executive Officer

                                     EAGLE ROCK CAPITAL, LLC


                                     By: /s/ Merwin D. Rasmussen
                                       -----------------------------------------
                                       Merwin D. Rasmussen, Manager

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